Principal

Investor Day

November 16, 2016

About Principal®

Principal Financial Group® (NYSE:PFG) helps people and companies around the world build, protect and advance their financial well-being through retirement, insurance and asset management solutions that fit their lives. Our employees are passionate about helping clients of all income and portfolio sizes achieve their goals – offering innovative ideas, investment expertise and real-life solutions to make financial progress possible. To find out more, visit us at principal.com.

Principal, Principal and symbol design and Principal Financial Group are trademarks and service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.

Principal℠

Welcome

John Egan

Vice President, Investor Relations

Forward looking statements

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2015, and in the company's quarterly report on Form 10-Q for the quarter ended Sept. 30, 2016, filed by the company with the U.S. Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company's ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; volatility or declines in the equity, bond or real estate markets; changes in interest rates or credit spreads or a sustained low interest rate environment; the company's investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company's valuation of investments and the determination of the amount of allowances and impairments taken on such investments may include methodologies, estimations and assumptions that are subject to differing interpretations; any impairments of or valuation allowances against the company's deferred tax assets; the company's actual experience could differ significantly from its pricing and reserving assumptions; the pattern of amortizing the company's DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may not be able to protect its intellectual property and may be subject to infringement claims; the company's ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; changes in laws, regulations or accounting standards; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; applicable laws and the company's certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests; competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company's financial strength or credit ratings; changes in investor preferences; inability to attract and retain qualified employees and sales representatives and develop new distribution sources; international business risks; fluctuations in foreign currency exchange rates; the company may need to fund deficiencies in its "Closed Block" assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life's 1998 conversion into a stock life insurance company; the company's reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; and a computer system failure or security breach could disrupt the company's business and damage its reputation.

Principal℠

GAAP metrics

Principal Financial Group, Inc.

U.S. GAAP Financial Measures

(in millions, except as indicated)

	Trailing 12 months	
	12/31/2010	9/30/2016
Net income per diluted common share	$1.92	$4.26
Net income (loss) available to common stockholders	$619.6	$1,252.1

	Trailing 12 months
	9/30/2016
Income (loss) before income taxes	$1,519.4

	Trailing 12 months	
	12/31/2010	9/30/2016
USIS pre-tax operating earnings (losses)	$199.5	$340.9

	Trailing 12 months				
	12/31/2012	12/31/2013	12/31/2014	12/31/2015	9/30/2016
PI Pre-tax operating earnings (losses)	$209.2	$294.4	$352.7	$271.3	$289.4

Note: The long-term guidance for net income available to common stockholders and net income return on equity available to common stockholders is materially consistent with our long-term guidance for operating earnings and operating earnings return on equity, respectively.

Principal℠

Use of non-GAAP financial measures

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company's normal, ongoing operations, which is important in understanding and evaluating the company's financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not, however, a substitute for U.S. GAAP financial measures. Therefore, at the end of this presentation, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible these adjusting items have occurred in the past and could recur in future reporting periods. Management also uses non-GAAP financial measures for goal setting, as a basis for determining employee and senior management awards and compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts.

The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management is an example of an operational measure that is not considered a non-GAAP financial measure.

Principal[SM]

Agenda

Time	Topic	Presenter
8:00 am	Welcome	John Egan
8:05 am	Challenges and opportunities for Principal®	Dan Houston
8:40 am	Positioned for success in a changing asset management industry	Jim McCaughan
9:20 am	Future of U.S. retirement and insurance businesses	Nora Everett & Deanna Strable
10:10 am	Break	
10:30 am	Opportunities in emerging markets	Luis Valdés
11:10 am	Investment strategy and long-term financial outlook	Tim Dunbar & Terry Lillis
11:50 am	Lunch	
12:05 pm	Panel Q&A	All presenters
12:45 pm	Closing	

Principal℠

Principal

Challenges and opportunities for Principal

Dan Houston
Chairman, President & CEO

Our strong growth will continue in the future

Operating earnings (OE)
in millions



+8% CAGR
$793
$1,262
2010
3Q 2016 TTM

Operating earnings per diluted share (EPS)



+10% CAGR
$2.45
$4.30
2010
3Q 2016 TTM

Assets under management (AUM)
in billions



+11% CAGR
$319
$596
2010
3Q 2016 TTM

Principal[SM]

Where we compete

More than 70 countries around the world



- Asset management, retirement/long-term savings, risk protection
- Asset management, retirement/long-term savings
- Asset management

Principal[SM]

As of 9/30/2016

Where we compete

From positions of **strength**

- 39th largest global asset manager[1]
- 15th largest advisor sold fund family (U.S.)[2]
- Top 4 across pillars of retirement (U.S.)[3]
- Top 5 in group benefits (U.S.)[4]
- #2 in Latin American pension market[5]
- Top 10 funds company in China[6]

Sources: [1] The 500 largest asset managers, Towers Watson, November 2015; [2] July 2016 Flow Watch, Strategic Insight; [3] PLANSPONSOR Recordkeeping Survey, June 2016, PLANSPONSOR Defined Benefit Administration Survey, May 2015, PLANSPONSOR NQDC Buyer's Guide, July 2015; [4] LIMRA 2015 survey: Non-medical based on fully insured employer contracts in force; [5] AUM among multi-country pension; [6] Z-Ben as of Dec. 31, 2015.

Principal℠

Company vision

Diversified & integrated business model, focused on:

- Asset management
- Asset accumulation
- Income solutions
- Protection

Recognized global leader:

- Managing assets appropriate for long-term strategies
- Creating retirement and income solutions
- Advocating for retirement readiness
- Developing business owner and executive solutions for small to medium sized businesses (primarily U.S.)

Principal℠



Challenges and opportunities

Principal[SM]

Pressures & challenges

Active asset managers knocked by **shift to passive**

- FT.com, Apr. 2016

Principal[SM]

Emerging markets to weigh heavily on global growth

- The World Bank, Jan. 2016

Principal[SM]

Why US **interest rates will stay low**

- Marketwatch, June 2016

Principal

DOL's fiduciary rule will... **disrupt** many business models

- Morningstar, June 2016

Principal

Pressures & challenges

…trends driving consolidation? **Shrinking profit margins** and a reach for scale

– Retirement Income Journal, Jan. 2015

Principal℠

Pressures & challenges

Failure to keep up with technology change will create opportunities for groups like Google

– Forbes, Oct. 2014

Principal[SM]

With all due respect…

Principal

For every pressure & challenge, there's an opportunity

Asset management remains among world's most profitable

– bcg.perspectives, July 2015

Principal[SM]

For every pressure & challenge, there's an opportunity

China to overtake US in 2029; Brazil into exclusive G-8

– Center for Economics and Business Research World Economic League Table, Dec. 26, 2015

Principal℠

For every pressure & challenge, there's an opportunity

Where investors can look for yield

– U.S. News & World Report, August 2016

Principal℠

For every pressure & challenge, there's an opportunity

DOL could usher in new era of innovation

– Institutional Investor, Apr. 2016

Principal℠

For every pressure & challenge, there's an opportunity

Auto enroll raises participation; auto escalate boosts contributions

– Center for Retirement Research at Boston College, July 2015

Principal℠

For every pressure & challenge, there's an opportunity

U.S. dominates [nearly 7X assets of 2nd largest retirement market]

– Retirement Research Inc., April 2016

Principal℠

For every pressure & challenge, there's an opportunity

Digital will transform

– Digital Transformation: The Central Challenge for Asset Management Firms, Accenture, 2014

Principal℠

Putting the customer first



Customer-focused strategy…

Investment management

Technology
- Calculators
- Self service tools
- Online education
- Online purchasing



Customer
Individuals
Institutions
SMBs[1]

Distribution
- Principal Advisor Network
- Advisors/Consultants/Brokers
- Principal Connection
- Online purchasing

Solutions
- Retirement/long-term savings/income solutions
- Insurance/employee benefits
- Service offerings

[1] SMBs: small to medium-sized businesses.

…to drive long-term growth

Financial drivers

- Strategic capital deployment
- Operational efficiency

Customer drivers

- Take market share
- Capitalize on growing markets
- Get more from existing block

Principal[SM]

…to drive long-term growth

Financial drivers

- Strategic capital deployment
- Operational efficiency

Customer drivers

- Take market share
- Capitalize on growing markets
- Get more from existing block

Principal[SM]

Take market share

Technology, distribution and solutions

Technology	Distribution	Solutions
Enrollment	Joint customer strategies	Principal Total Retirement Suite℠ (TRS)
Open access	Product placements	Business owner & executive solutions (BOES)
Accelerated underwriting	Provider of choice	Outcomes-based

Principal℠

Take market share

The future

Go deeper	Further explore
Self-service options	Account aggregation
Big data	Blockchain
Smart Beta	Machine learning

Principal℠

Take market share

The right active strategies

We have options within

90+%

of Boston Consulting Group's "right active strategies"

Estimated cumulative global net cash flow 2015-2018E



35%
Passive and ETF[1]
14%
Alternatives
22%
Specialties
37%
Solutions
-8%
Core
Active

Global Asset Management 2015: Sparking Growth with Go-to-Market Excellence, bcg.perspectives, July 2015.
[1]ETF: exchange traded fund.

Principal℠

Take market share

Active strategies will continue to generate AUM and revenue growth


41%
Assets under management[1]
59%
91%
Revenue[2]
9%
Active
Passive

[1]Growth by management style, 2012 to 2020, Asset Management 2020: A Brave New World, PwC, 2014;
[2]Calculation based on 2015 expense ratio data in ICI 2016 Investment Company Fact Book.

Principal℠

Take market share

Investment performance



86%
72%
59%
91%
95%
90%
91%
93%
86%
1-Year
3-Year
5-Year
9/30/2015
6/30/2016
9/30/2016

Morningstar rankings of Principal mutual funds, separate accounts and CITs *Percentage of funds in the top two quartiles.* Principal "I" shares; if no "I" share class then "A" share class; separate accounts use "R6" rate level; Includes Principal mutual funds, separate accounts and collective investment trusts (CITs); Excludes money market, stable value and U.S. Property separate account.

Principal℠

Capitalize on growing markets

Demographic shifts

Global middle class increases

172%

>3 billion more people with capacity to save, invest and protect

Age 65+ world population up

153%

Nearly 1 billion more people needing income solutions

Dependency ratios to increase

200+%

in Brazil, Chile, China & Mexico

Creating additional demand for funded pension systems

Sources: http://www.oecdobserver.org/news/printpage.php/aid/3681/An_emerging_middle_class.html (2009-2030); https://www.census.gov/content/dam/Census/library/publications/2016/demo/p95-16-1.pdf (2015 - 2050); Global Aging and Retirement Security in Emerging Markets, Global Aging Institute, 2015 (2010-2050).

Principal℠

Capitalize on growing markets

Asia, Latin America and U.S.


#1 China
$34.3T
34%
#2 U.S.
$33.0T
33%
#3 - #30
largest
economies
33%

Projected GDP in 2030
30 largest economies


India, Brazil,
South Korea,
Indonesia, Mexico
$14.6T
China
$23.0T
Remaining
23 countries
in top 30
$16.7T
U.S.
$15.0T

Projected GDP growth
2015 -2030

http://www.cebr.com/wp-content/uploads/2015/12/Cebr-World-Economic-League-Table-2016-26-December-2015-final.pdf

Capitalize on growing markets

U.S. market potential remains immense

U.S. retirement system dominant, despite under-savings (in trillions)


$25
$20
$15
$10
$5
0
U.S.
Top non-U.S. systems
Defined Benefit (DB)
Private Defined Contribution (DC) and Individual Retirement Account (IRA)
2nd-10th largest retirement systems combined

U.S. is under-insured and under-served


80%
70%
60%
50%
40%
30%
20%
10%
0%
No long-term disability
Insufficient or no life Insurance
No retirement plan[1]
Individuals with no long-term disability
Individuals with no life insurance
Individuals with insufficient life insurance
Businesses that do not offer a retirement plan

Sources: Retirement Markets 2016, Retirement Research Inc., April 2016; https://www.ssa.gov/news/press/factsheets/basicfact-alt.pdf (2016); http://www.bankrate.com/finance/insurance/money-pulse-0715.aspx.
[1]Department of Labor, Bureau of Statistics for business with 1-500 employees.

Capitalize on growing markets

Individuals and institutions

Projected AUM growth, 2012 to 2020, by client type


Mass affluent
$40.9T
$22.6T
Pension funds
$11.0T
Insurance companies
$24.5T
$3.7T
High net worth
Sovereign wealth

Asset Management 2020: A Brave New World, PwC, 2014.

Capitalize on growing markets

Major growth in four regions

Projected AUM increases for asset management industry, by region, 2012-2020


$16.2T
$8.2T
$8.5T
$4.1T
North America
Latin America
Europe
Asia Pacific

Asset Management 2020: A Brave New World, PwC, 2014.

Getting more from existing block

Better outcomes, better retention

>130,000
small to medium-sized businesses

>16M
individuals

- Greater collaboration across business units
- Greater use of best practice plan design
- Greater retention of at-risk assets

Principal[SM]

As of 9/30/2016.

The result: attracting and retaining customers

Total company AUM net cash flow ($ in billions)


$35
$30
$25
$20
$15
$10
$5
$0
2010
2011
2012
2013
2014
2015
YTD[1] 2016

$114 billion
in positive AUM net cash flow
(2010 to 9/30/2016)

[1]9 months ended 9/30/2016.

Principal[SM]

Closing thoughts

Who
we are

A company that:
- Lives its core values
- Embraces change
- Helps customers achieve financial success

Where we
compete

- Asset management globally, including income solutions
- Retirement/long-term savings in U.S., Latin America and Asia
- Insurance/group benefits in the U.S.

How
we win

- Customer first and better outcomes
- Strong investment performance
- Diversification and integration
- Brand, technology and talent

Principal[SM]

Principal

Positioned for success in a changing asset management industry

Jim McCaughan

President, Global Asset Management

Overview

Principal Global Investors

A diversified investment manager



$58 B
$195 B
$397B
of AUM[1]
$144 B

- Broad range of investors in over 70 countries
- Offices in major money centers worldwide
- Long commitment to corporate stewardship; signatory to United Nations' Principles for Responsible Investment (PRI)
- Principal ranked top among companies with 1,000+ employees in *Pensions & Investments'* Best Places to Work in Money Management, for the last four years[2]

- Fixed Income
- Equity
- Alternatives

[1]AUM as of 9/30/2016. [2]Pensions & Investments, "The Best Places to Work in Money Management among companies with our size category", PFG recognition 12/14/2015.

Principal[SM]

Globally integrated business model

Our global platform for investing and working with clients



★ Principal Global Investors portfolio management, research and trading
● Principal Global Investors sales and service representatives
● Principal International offices

Principal℠

Overview

Growing presence across regions

With opportunities across client segments


Canada
$1.2B
United States
$336.3B
Latin America
$2.5B
Europe
$18.6B
Middle East
$1.0B
Japan
$24.4B
Asia ex Japan
$9.4B
Australia/
New Zealand
$3.9B

- Pensions
- Institutions
- Official sector
- Insurance companies
- Endowments & foundations
- High net worth

Principal℠

Total PGI AUM based on client country of domicile as of 9/30/2016.

Our growth drivers

In-demand, specialist capabilities


Principal Portfolio Strategies[1]
Edge Asset Management $23.5
Principal Global Fixed Income $99.4
Post Advisory Group $14.9
Morley Financial Services $17.5
Finisterre Capital LLP $3.0
Principal Real Estate - CMBS $9.1
Spectrum Asset Management $22.9
Origin Asset Management $3.9
Columbus Circle Investors $10.6
Principal Real Estate - REITS $13.8
Principal Global Equities $74.1
Aligned Investors $18.0
Macro Currency Group $3.6
Principal Real Estate - Private $49.6
Principal Global Investors $397 B
Asset Allocation/Multi-Strategy
Fixed Income
Equity
Alternatives

Unique hybrid multi-boutique approach

Distinct investment processes

Leverage distribution
- Global institutional
- Global funds

Integrated business processes
- Drive scale
- Share best practices

AUM in billions, as of 9/30/2016. [1]Principal Portfolio Strategies allocates investment dollars across PGI boutiques and third-party managers.

Principal℠

Industry leading performance

Percentage of funds in the **top two quartiles, 3Q 2016**	1-Year	3-Year	5-Year
Principal (Morningstar)[1]	**59%**	**90%**	**86%**
T Rowe (Lipper)	81%	84%	82%
Invesco (Lipper)[2]	62%	68%	79%
Janus (Morningstar)	47%	76%	67%
Franklin (Lipper)[2]	52%	31%	69%
Waddell (Lipper)	36%	38%	42%

69% of Morningstar-rated funds on our U.S. retail platform earned 4 or 5 stars (40 of 58 funds)

[1]Morningstar rankings of Principal mutual funds, separate accounts and CITs *Percentage of funds in the top two quartiles.* Principal "I" shares; if no "I" share class then "A" share class; separate accounts use "R6" rate level; Includes Principal mutual funds, separate accounts and collective investment trusts (CITs); Excludes money market, stable value and U.S. Property separate account.

[2]Rankings reported by competitors based on percentage of assets under management in top two peer group quartiles.

Principal[SM]

Proven multi-asset, multi-manager expertise

Investment strategies	# of strategies	AUM 9/30/2016	3-Year AUM CAGR
Target date	6	$53.6B	17%
Target risk	7	$18.7B	6%
Dynamic asset allocation	3	$0.2B	58%
Dynamic outcome	5	$14.6B	17%
Other strategic asset allocation	10	$24.9B	1%

Our growth drivers

Global leadership in funds

PGI/Funds integration makes Principal a global destination for funds

- $177B in AUM across U.S. and International platforms, as well as various private funds[1]
- Strong performance across boutiques and strategies
- Well positioned in Active and Smart Beta ETFs

Key functions aligned globally

- Distribution, governance and operations

Capabilities compelling to big intermediaries

- Focus on global consultants, global distributors, U.S. wirehouses, U.S. independent broker-dealers and RIAs[2], private banks

Work closely with PI in their local markets

[1]As of 9/30/2016. Includes Principal Funds, PGI Trust CITs, PGI Dublin Funds, PGI Australia Funds, and various boutique-level funds. [2]RIA: Registered Investment Advisor.

Principal℠

Disciplined, market-driven product development



Rigorous process with multiple inputs

Some proven successes:

- Principal Lifetime Series
- Global Diversified Income
- Global REITS[1]
- Diversified Real Asset

Some recent launches:

- Millennials Index ETF
- Blue Chip CIT[2]
- Real Estate Debt Income Fund
- Global Sukuk UCITS[3] Fund

[1]REITS: Real Estate Investment Trusts. [2]CIT: Collective Investment Trust. [3]UCITS: Undertakings for Collective Investment in Transferable Securities.

Principal℠

Success story

Capturing synergies from PGI-Funds integration

SMA[1] business up over 50% from a year ago

Engaged the broader Funds Distribution team and adopted a "wrapper agnostic" approach

$25 billion in AUM in growing DCIO[2] market

Coordinated approach across Institutional, Funds, and Morley Distribution, supported by Global Firm Relations

Better sharing of advisor information

Leveraging one customer relationship management tool and one enterprise-wide partner

More efficient product development

Centralized team for product strategy, development and management across channels and wrappers

As of 9/30/2016. [1]Separately Managed Account: Customized investment portfolio formulated by an advisor to address an individual client's specific investment objectives. [2]DCIO: Defined Contribution Investment Only.

Principal℠

Success story

Leveraging multi-channel distribution

Spectrum Asset Management



$22.9B
$2.5B
$5.1B
$6.5B
$3.7B
$1.6B
$1.0B[1]
$3.5B
10/1/2001
(Acquisition)
9/30/2016

Principal Real Estate Investors - REITS



$0.2B
$13.8 B
$0.9B
$8.1B[1]
$2.8B
$0.2B
$0.5B
$2.1B
$4.6B
12/31/2010
(Boutique)
9/30/2016
UCITS[2] fund
SMA[3]
U.S. mutual funds
Institutional portfolios/separate & commingled (cross hatching indicates boutique sourced AUM)
General account

As of 9/30/2016. [1]For 2016, the $8.1B includes both Mutual Fund and Collective Trust vehicles. Note that all REITS AUM was Principal sourced. [2]UCITS: Undertakings for Collective Investment in Transferable Securities. [3]SMA: Separately managed accounts

Principal[SM]

Looking ahead

Well positioned despite industry headwinds

Industry outlook

- Slowing global GDP growth limiting industry growth
- Growing demand for lower cost strategies
- Increased cost of regulation and technology

Principal Global Investors

- Excellent growth momentum relative to industry peers
- Sustained strong investment performance
- Attractive suite of high value offerings
- Continued discipline around costs

	4Q 2012	3Q 2016	CAGR
AUM	$283.7B	$397.3B	9%
Adjusted revenues[1]	$827.8M	$1,187.2M	10%
Pre-tax operating earnings[1]	$206.7M	$412.1M	20%
AUM net cash flows[1]	$15.2B	$11.3B	
Pre-tax return on adjusted revenue[1]	26.2%	35.1%	

[1]For trailing 12 months.

Principal℠

Principal

Future of U.S. retirement and insurance businesses

Nora Everett
President, Retirement and Income Solutions

Deanna Strable
Executive Vice President
President, U.S. Insurance Solutions

Comply, compete, grow

DOL fiduciary regulations

Comply, compete, grow

DOL fiduciary regulations

Expertise and scale

Product and service solutions

Winning relationships

Challenge equals opportunity

Principal℠

U.S. retirement and insurance businesses

Market and growth opportunity

Why we do what we do


Save enough
for retirement
Have enough
in retirement
We help
people
Protect enough

Principal℠

From a position of strength

130,000 employers → Almost 10 **million** people covered

Total company pre-tax operating earnings (excluding Corporate)

$1.9B[1] as of 9/30/2016


38%
62%
RIS and USIS
PI and PGI

Industry leaders[2]

#1 ranking in the following:

- Defined benefit
- ESOP
- Full service payout[3]
- Nonqualified deferred compensation

Top rankings in other product lines:

- #4 Defined contribution
- #5 Group benefits
- #5 Individual disability
- Top quartile individual life

[1] For trailing 12 months, excludes impact of 2016 annual actuarial review. [2] Retirement rankings from PLANSPONSOR magazine; full service payout and insurance rankings from LIMRA. [3] Based on contracts.

Market opportunity

6 million
SMB employers[1]

50% offer
retirement plan[2]

25% offer
group insurance[3]

68 million
employees[1]
(57% of working population)

Proven results

[1]Department of Labor, Bureau of Statistics. [2]Retirement Resources, Inc. [3]LIMRA.

Retirement and Income Solutions

Market and growth opportunity

Principal[SM]

Growth strategy

Helping people

Save enough for retirement

Have enough in retirement

- Over 40k employers
- Over 5.5M individuals
- $229B in account value

As of 9/30/2016.

Principal℠

Savings and income leader

	Save enough	Have enough
Employers	**Strong competitive positioning:** One-stop shopping for retirement plans[1] and leading target date choices	**Strong competitive positioning:** Industry-leading income solutions – including guarantees
Individuals	**Better retirement outcomes:** Engaging, easy, and actionable digital experience and tools	**Leading income solutions:** Converting savings to income – inside and outside the plan

[1]Defined benefit, defined contribution, non-qualified deferred compensation, employee stock ownership plans, full service payout

Principal℠

Strong business fundamentals

Net cash flow as a percent of beginning of year account value
(2011-2015 average)


+2.4%
-0.1%
Industry1
Principal

	4Q 2012	3Q 2016	CAGR
RIS total account value	$172B	$229B	8%
RIS-Fee recurring deposits[2]	$14B	$19B	8%
Participants[3]	3.9M	5.0M	7%

[1]Department of Labor & Cerulli Associates, 2015. [2]For trailing 12 months. [3]Defined contribution and defined benefit.

Investing in future growth

Strong and evolving distribution

Targeting underserved SMB market

Competitive products – engaging digital experiences

From a position of strength

Principal℠

U.S. Insurance Solutions

Market and growth opportunity

Principal℠

U.S. Insurance Solutions

Growth strategy

Helping people

Protect enough

- 90k employers
- 4M individuals
- $3.6B premium in-force

As of 9/30/2016.

Principal

Protection and savings solutions

	Protect enough
Employers	**Strong competitive positioning:** Extensive SMB solutions, robust electronic capabilities, deep expertise, and local support
Individuals	**Better customer experiences:** Engaging, easy, and actionable experience and tools

Principal℠

U.S. Insurance Solutions

Delivering strong performance

Growth in in-force premium

3 year CAGR (2012-2015)



6.0%
3.0%
Industry[1]
Principal

	4Q 2012	3Q 2016	CAGR[3]
USIS			
Pre-tax return on premium & fees[2]	12.8%	13.3%	15 bps
Pre-tax operating earnings[2]	$299M	$374M	6%
Employer relationships	76K	92K	5%
Non-qualified account values	$2.5B	$4.3B	16%
Individual policies (Life/IDI)	689K	763K	3%
Group Benefits retention	82%	86%	100 bps

[1] LIMRA, 2015. [2] Excluding the impact of annual actuarial assumption reviews. [3] From 12/31/2012 through 9/30/2016.

Principal℠

Investing in future growth

Strong and evolving distribution

Targeting underserved SMBs and owners

Competitive solutions – engaging digital experiences

From a position of strength

Principal[SM]

The future of distribution for retirement and insurance

Multi-channel
- Leveraging our strong foundation
- Dedicated, local service teams

Advice centric
- Individuals want advice
- Advisors play an important role

Expanded opportunities
- Engaging consumers with technology
- Embracing emerging digital platforms

Principal℠

Positioned for continued success

- Strong collaboration across franchises
- Investing for growth
- Uniquely positioned for the SMB market

Principal

Opportunities in emerging markets

Luis Valdés

President , Principal International

Principal International

Our mission

Help millions of middle class citizens in our chosen emerging markets plan and invest for their financial security through our retirement and long-term savings franchise.

Brazil • Chile • Mexico
China • Hong Kong • India • Malaysia
Thailand • Indonesia • Singapore

Principal℠

Principal International

Our footprint



China & Hong Kong
1,386 million people
6.6% GDP growth[1]
$135 billion in AUM[2]

India
1,310 million people
7.6% GDP growth
$1 billion in AUM[2]

Southeast Asia
365 million people
4.5% GDP growth[1]
$16 billion in AUM[2]

Latin America
347 million people
-1.1% GDP growth[1]
$112 billion in AUM[2]

PI locations
3,408 million people
6.0% GDP growth[1]
$264 billion in AUM[2]

[1]Weighted 2016 GDP growth using country population. Latin America growth suppressed by Brazil which has higher weighting than Chile & Mexico. [2]AUM as of 9/30/2016 on a combined basis which includes China which is not typically included in our reported AUM results.

Principal℠

Competitive advantages

Retirement & long-term savings expert + **Strong market growth** + **Strong partners**

Retirement & long-term savings expert

- Primary focus
- Ability to leverage asset management and retirement expertise across Principal
- Strong reputation with regulators for global pension expertise

Strong market growth

- We're in the right markets
- Strong foothold in key markets
- Emerging market wealth projections growing at 10% CAGR vs. less than 5% in developed markets[1]

Strong partners

- Marquee joint venture partners
- Broad distribution reach

[1]Source: PWC analysis from *PWC Asset Management 2020: A Brave New World*

Principal℠

Principal International

Strong growth

Increasing diversification


16%
Reported
pre-tax OE
TTM
9/30/2016
84%
Latin America
Asia

Pre-tax operating earnings growth[1]

(USD millions)


$350
$300
$250
$200
$150
$100
$50
$0
2012
2013
2014
2015
TTM
9/30/2016

[1]Prior period results translated using foreign exchange rates from 3Q2016 on a trailing 12 month basis. Excludes impact of the difference in actual vs. expected encaje returns, 3Q16 actuarial assumption review items, and 3Q15 impairment of certain intangibles.

Principal[SM]

Opportunities for growth



Pension evolution and expansion



Increase voluntary savings



Optimize joint venture relationships

Principal℠

Opportunities for growth

Pension evolution and expansion

Pension evolution and expansion

A wave of reforms and enhancements to pension systems around the globe

- Current pension programs are being revisited in Latin America
- Pension opportunities will continue to unfold in Asia
- Principal is a global advocate for reform to improve pension systems
- Principal is an active participant in discussions in multiple markets by sharing pension best practices and expertise

Principal℠

Pension evolution and expansion

Pension opportunities in Asia


Size of Middle Class Population
Hong Kong 3.2M
Thailand 2.5M
Malaysia 5.1M
China 147.2M
Thailand (mandatory) 2.5M
India 39.3M
Indonesia 11.3M
In place today
Near-term
Long-term
Pension Opportunity

Graphic not to scale. Source: Population from United Nations World 2015 population data, Middle class % from Credit Suisse Global Wealth Databook 2015

Principal℠

Increase voluntary savings



Increase voluntary savings

- Government sponsored systems are becoming increasingly more strained due to demographic shifts
- Responsibility has shifted to individuals to ensure they have adequately saved for retirement
- Important that voluntary savings are considered during pension reforms and enhancements
- Principal is committed to raise awareness through work with Global Aging Institute and OECD

Principal℠

Increase voluntary savings

Inadequate replacement rates


Gross pension replacement rates
60%
50%
40%
30%
20%
10%
0%
26%
33%
35%
35%
35%
53%
Mexico
Chile
Hong Kong
Malaysia
United States
OECD Average

Source: Organisation for Economic Co-operation and Development (OECD) – Chile, Mexico, U.S. and OECD average as of 2014, Hong Kong and Malaysia as of 2012. Replacement rates are for men. Some countries have lower replacement rates for women.

Opportunities for growth

Optimize joint venture relationships

Optimize relationships

- Greater penetration of partners' retail client base to expand market share
- Offer group solutions to our partners' corporate client base
- Leverage JV relationships to reach institutional and high net worth clients
- Opportunity for Principal to manage offshore investments

Principal℠

Optimize joint venture relationships

Current joint venture partners

	Brasilprev	CCBPAM	CIMB-Principal
Partner	Banco do Brasil	China Construction Bank	CIMB Group
Market(s)	Brazil	China	Malaysia, Thailand, Indonesia, Singapore
Products	Pension	Mutual funds, asset management	Pension, mutual funds, asset management
Partner's distribution reach	64M retail customers[1] 5,400 branches[1]	340M retail customers[2] 14,900 branches[2]	12M retail customers[3] 1,000 branches[3]
JV customers[4]	2.0M customers	2.1M customers	0.5M customers

[1]Banco do Brasil 2Q16 Historical Data per: http://www.bb.com.br/docs/pub/siteEsp/ri/eng/dce/dwn/2Q16TableNP.xls. [2]CCB 2015 Annual Report. [3]CIMB Group 2015 Annual Report. [4]Customer count as of 9/30/2016.

Principal℠

Positioned for success

Competitive advantages

- Retirement & long-term savings expert
- Strong market growth
- Strong partners

Areas of growth

- Pension evolution and expansion
- Increase voluntary savings
- Optimize joint venture relationships

Principal

Investment strategy and long-term financial outlook

Tim Dunbar
Chief Investment Officer

Terry Lillis
Chief Financial Officer

Investment strategy

Investment philosophy & strategy

Diversified investment portfolio

Total invested assets & cash


CMBS
5%
Commercial Mortgages
15%
MBS
6%
ABS
5%
Government, Agency, State & Political
11%
Other[1]
11%
Cash
3%
Corporate Public Bonds
28%
Corporate Private Bonds
16%
$80.0B
Total invested assets & cash

Total PFG as of 9/30/2016 GAAP carrying value

Our strategy hasn't changed:

- High quality, well-diversified portfolio
- Liability-driven investment approach
- Active asset/liability management
- Optimized risk adjusted yields and returns
- Global collaboration and best practices
- Portfolio responsibility remains at local country

[1]Other includes Equity Securities, Residential Mortgages, Real Estate, Policy Loans, Investment in Equity Method subs, Direct Finance Leases and Other Investments

Principal℠

Commercial real estate exposure

Commercial real estate


CMBS
25%
Real Estate - Held for Investment
7%
Comm Mortgage Loans
68%
$17.4B
Invested in Commercial RE
(22% of portfolio)

As of 9/30/2016 GAAP carrying value

High quality portfolio

Draw from six decades of real estate investment experience

Top 10 manager of real estate[1]

$72.5B in real estate assets under management as of 9/30/2016

Over 300 unaffiliated institutional clients

[1] Managers ranked by U.S. Institutional tax-exempt real estate assets (net of leverage), as of June 30, 2015. "Largest Money Managers," PENSIONS & INVESTMENTS, 19 October 2015.

Principal[SM]

Commercial Mortgage Loans

Commercial mortgage loans	12/31/2007	9/30/2016
% of PFG invested assets	17%	15%
Average loan-to-value	59%	46%
Average debt service coverage	1.9x	2.8x

Since 2007, our average exposure to commercial mortgages has been 16%, but credit losses related to commercial mortgages have only accounted for 10% of cumulative credit losses across all fixed income during that time period.

Principal℠

Commercial Mortgage Backed Securities (CMBS)

GAAP carrying value, $ in millions

NAIC Designations	12/31/2007		9/30/2016	
1	$4,219.7	85.7%	$4,105.7	95.0%
2	$566.7	11.5%	$77.8	1.8%
3	$134.3	2.7%	$55.3	1.3%
4	$6.5	0.1%	$38.0	0.9%
5	$0.5	0.0%	$34.7	0.8%
6	$0.4	0.0%	$10.6	0.2%
Total	$4,928.1	100.0%	$4,322.1	100.0%
% of PFG invested assets	7.7%		5.6%	

Principal℠

Variable investment income – exposure to alternatives

Alternative Investments


Other
3%
Hedge Funds
6%
Direct Lending
6%
Private Equity/ Infrastructure
7%
$3.4B
Invested in Alternatives
(4% of portfolio)
Core Real Estate
56%
Value-Add Real Estate
22%

As of 9/30/2016

Variable investment income includes:

- prepayment fees
- value-add real estate
- other alternative asset classes

Well-diversified; complements fixed income portfolio

Manage volatility & correlation

Generally surplus backing product lines

Complex Schedule BA can create confusion

Principal[SM]

Long-term financial outlook

Principal℠

Long-term financial outlook

Future growth of our key drivers

Principal's long-term outlook	
Operating earnings	9-12% CAGR
Return on equity[1]	30-60 bps annual expansion

Operating earnings long-term outlook



9-12%
CAGR
2016
Long-term

[1]Operating return on average equity available to common stockholders excluding AOCI, other than foreign currency translation adjustment (trailing 12 months).

Underlying assumptions

Sales & retention:

All businesses assume industry-leading sales growth

Equity markets:

8% total return:

- 6% price appreciation
- 2% dividend return

Foreign exchange rates:

Rates follow local market expectations for the next year and remain level thereafter

Rising interest rates:

Approximately 25 bps increase each year to ultimate rate

Principal℠

Long-term financial outlook

What if things don't go as expected?

Changes in key macroeconomic conditions have an impact on Principal's annual pre-tax operating earnings

If macroeconomics change by...	Equity market return +/- 10%	Interest rates +/- 100 bps	FX: US dollar changes +/- 2%
Then Principal's annual pre-tax operating earnings will change by...	+/- 4-6%[1]	+/- < 1%[2]	-/+ < 1%[3]
And the primary businesses impacted are...	RIS – Fee PGI	RIS – Spread Individual Life SBD	PI

[1] Assumes an immediate 10% change in the S&P 500 followed by 2% growth per quarter thereafter. [2] Excludes the impact of actuarial unlockings. [3] Principal is primarily impacted by changes in Latin American and Asian currencies. Inverse relationship between movement of the US dollar and impact to Operating Earnings.

Principal℠

Long-term financial outlook

Lower for longer interest rates…

General Account and Guaranteed Separate Accounts make up

13%[1]

of our total AUM…


13%
$596B
Total AUM

As of 9/30/2016

[1]Reflects Principal Life Insurance Company General Account and Guaranteed Separate Accounts AUM only.

…won't significantly impact OE

…and only **4%** of our total AUM has a guaranteed minimum interest rate


13%
4%
$596B
Total AUM

As of 9/30/2016

Excludes the impact of actuarial unlockings.

Principal℠

Long-term growth rate sensitivities

Scenario	Impact to long-term OE growth rate
Interest rates stay low for long	0.5% lower than midpoint

Even if interest rates stay low for long, OE will continue to grow


10%
CAGR
2016
Long-term
Interest rates stay low for long

Principal℠

Long-term growth rate sensitivities

Scenario	Impact to long-term OE growth rate
Interest rates stay low for long	0.5% lower than midpoint
6% equity market total return	1.0% lower than midpoint

And if equity markets only return 6%, OE will continue to grow


10% CAGR
9.5% CAGR
2016
Long-term
Interest rates stay low for long
6% equity market total return

Principal℠

Balanced capital deployment strategy

Grow capital
- Organic growth
- Mergers and acquisitions (M&A)

Return capital
- Common stock dividends
- Share repurchases

Optimize capital structure
- Financial flexibility

Expect to deploy 65–70% of our net income over the long-term, with fluctuations in any given year

Principal℠

Long-term financial outlook

Proven M&A strategy

The PGI and PI acquisition portfolios have each delivered a **14% IRR** on a local currency basis.

PGI Acquisition Portfolio

($ in billions, as reported)


$242
$69
$173
$284
$80
$204
$319
$84
$234
$343
$87
$256
$361
$89
$272
$397
$96
$301
2011
2012
2013
2014
2015
Sep 2016
PGI Organic AUM
PGI Acquired AUM

MORLEY FINANCIAL SERVICES, INC. · Origin · CCI · SPECTRUM Asset Management · EDGE ASSET MANAGEMENT · FINISTERRE · Post Advisory Group

PI Acquisition Portfolio

($ in billions, as reported)


$53
$3
$50
$69
$5
$64
$105
$39
$66
$115
$39
$76
$110
$39
$71
$136
$43
$93
2011
2012
2013
2014
2015
Sep 2016
PI Organic AUM
PI Acquired AUM

CuprumAFP · HSBC Afore · AXA MPF · CLARITAS

Key business drivers – long-term outlook

Retirement and Income Solutions		Results since 2012[1]	Long-term outlook
RIS-Fee	Net revenue growth CAGR	6.4%	3-7%
	Pre-tax return on net revenue	31-37%	28-32%
RIS-Spread	Net revenue growth CAGR	0%	5-10%
	Pre-tax return on net revenue	54-62%	55-60%

Principal International	Results since 2012	Long-term outlook
Combined net revenue growth CAGR (at PFG share, in reported USD)	13.0%	11-14%
Combined pre-tax return on net revenue (at PFG share, reported USD)	35-43%	40-45%

See appendix for definition of measures. [1]Adjusted for the 2012 and 2016 actuarial assumption reviews.

Principal℠

Key business drivers – long-term outlook

Principal Global Investors	Results since 2012	Long-term outlook
Adjusted revenue growth CAGR	10.1%	**5-8%**
Pre-tax return on adjusted revenue	25-34%	**33-36%**

U.S. Insurance Solutions		Results since 2012[1]	Long-term outlook
Specialty Benefits	Premium & fees growth CAGR	6.4%	**7-9%**
	Pre-tax return on premium & fees	10-12%	**10-13%**
	Loss ratio	62-68%	**62-68%**
Individual Life	Premium & fees growth CAGR	4.5%	**3-6%**
	Pre-tax return on premium & fees	11-19%	**15-20%**

See appendix for definition of measures. [1]Adjusted for the 2012 and 2016 actuarial assumption reviews.

Principal℠

Long-term financial outlook

Diversified and integrated business model is proven

Industry leading growth of key business drivers

- Outstanding growth relative to both insurance and asset management peers
- Balanced capital deployment strategy provides long-term value to shareholders

	CAGR since 2012		
	Principal	Average insurance peers[1]	Average asset management peers[2]
Operating earnings[3]	13%	1%	2%
Earnings per diluted share[4]	15%	5%	9%
Return on equity[3]	100 bps	20 bps	N/M

As of 9/30/2016. [1]Peer group includes Met Life, Prudential, Voya, and Lincoln Financial. Equivalent metrics used for comparison purposes. [2]Peer group includes T. Rowe Price, Ameriprise, and Franklin. Equivalent metrics used for comparison purposes. [3]On a trailing 12 month basis. Return on equity defined as operating return on average equity available to common stockholders excluding AOCI, other than foreign currency translation adjustment. [4]On a year-to-date basis.

Principal℠

Long-term financial outlook

Principal is well-positioned for the future

Principal's long-term outlook

Operating earnings	9-12% CAGR
Return on equity[1]	30-60 bps annual expansion

Delivered with a balanced capital deployment strategy

- **Grow capital** through organic growth and M&A
- **Return capital** through common stock dividends and share repurchases
- **Optimize capital** structure to provide financial flexibility

Diversified and integrated business model is proven

Return on equity defined as operating return on average equity available to common stockholders excluding AOCI, other than foreign currency translation adjustment (on a trailing 12 month basis).

Principal℠

Appendix

Net revenue: operating revenues less benefits, claims and settlement expenses less dividends to policyholders.

Pre-tax operating earnings: operating earnings before income taxes and preferred stock dividends and after noncontrolling interest.

Pre-tax return on net revenue: pre-tax operating earnings divided by net revenue.

Adjusted revenue: operating revenues less commission expense.

Pre-tax return on adjusted revenue: pre-tax operating earnings, adjusted for noncontrolling interest divided by adjusted revenue.

Combined basis: all Principal International companies at 100%. The company has determined combined net revenue (at PFG share) is more representative of underlying net revenue growth for Principal International as it reflects our proportionate share of consolidated and equity method subsidiaries. In addition, using this net revenue metric provides a more meaningful representation of our profit margins.

Premium and fees: premiums and other considerations plus fees and other revenues.

Pre-tax return on premium and fees: pre-tax operating earnings divided by premium and fees.

CAGR: compounded annual growth rate

TTM: trailing 12 months basis

YTD: year-to-date basis

QTD: quarter-to-date basis

Dependency ratio: the number of elderly (aged 65 and over) per 100 working-age adults (aged 20-64)

Mass affluent: personal wealth between 100,000 and 1 million U.S. dollars

High net worth: personal wealth greater than 1 million U.S. dollars

Principal℠

Non-GAAP financial measure reconciliations

	Trailing 12 months	
	12/31/2010	9/30/2016
Operating earnings (losses)		
Operating earnings (losses)	$792.9	$1,262.3
Net realized capital gains (losses)	(189.0)	(8.2)
Other after-tax adjustments	15.7	(2.0)
Net Income (Loss) Available to Common Stockholders	$619.6	$1,252.1
Diluted earnings per common share		
Operating earnings (losses)	$2.45	$4.30
Net realized capital gains (losses)	(0.58)	(0.03)
Other after-tax adjustments	0.05	(0.01)
Net Income (Loss) Available to Common Stockholders	$1.92	$4.26

	Trailing 12 months
	9/30/2016
Pre-Tax Operating Earnings (Losses)	
Retirement and Income Solutions	$769.8
Principal Global Investors	412.1
Principal International	289.4
U.S. Insurance Solutions	340.9
Impact of actuarial assumption review	73.7
Subtotal	1,885.9
Corporate	(220.4)
Impact of actuarial assumption review	(73.7)
Pre-tax operating earnings (losses)	1,591.8
Pre-tax net realized capital gains (losses)	(13.5)
Pre-tax other adjustments	(3.0)
Certain adjustments related to equity method investments and noncontrolling interest	(55.9)
Income (Loss) Before Income Taxes	$1,519.4

Principal℠

Non-GAAP financial measure reconciliations

	Trailing 12 months	
	12/31/2012	9/30/2016
USIS Pre-Tax Operating Earnings (Losses), Excluding Impact of Actuarial Assumption Review		
Pre-tax operating earnings, excluding impact of actuarial assumption review	$299.2	$374.1
Actuarial assumption updates and model refinements	(99.7)	(33.2)
USIS Pre-Tax Operating Earnings (Losses)	$199.5	$340.9

	Trailing 12 months				
	12/31/2012	12/31/2013	12/31/2014	12/31/2015	9/30/2016
PI Pre-Tax Operating Earnings (Losses), As Adjusted[1]					
Pre-tax operating earnings, as adjusted[1]	$122.1	$196.4	$235.5	$272.5	$299.1
Impact of exchange rates	87.1	110.6	91.6	25.2	-
Impact of actual compared to expected encaje returns	-	(12.6)	25.6	(7.9)	(0.8)
Actuarial assumption updates and model refinements	-	-	-	-	(8.9)
Impairment on certain intangible assets	-	-	-	(18.5)	-
PI Pre-Tax Operating Earnings (Losses)	$209.2	$294.4	$352.7	$271.3	$289.4

[1]Prior period results translated using foreign exchange rates from 3Q2016 on a trailing 12 month basis. Excludes impact of the difference in actual vs. expected encaje returns, 3Q16 actuarial assumption review items, and 3Q15 impairment of certain intangibles.

Principal[SM]